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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 1, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers


Item 5.02(b) Departure of Director

On September 1, 2006, Durk I. Jager notified the Chairman of the Board of Directors of Eastman Kodak Company (the "Company") of his decision not to stand for re-election to the Board of Directors at the Company's Annual Meeting of Shareholders in 2007. Mr. Jager will continue to serve as a director of the Company until the 2007 Annual Meeting of Shareholders, which is currently expected to be held in May of 2007.

The press release issued by the Company on September 8, 2006 announcing Mr. Jager's decision is attached hereto as Exhibit (99.1).



ITEM 9.01  Financial Statements and Exhibits

(c)  Exhibits

(99.1) Press release issued by Eastman Kodak Company on September 8, 2006 relating to the departure of Durk I. Jager.


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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY



                                             By: /s/ Laurence L. Hickey
                                             ---------------------------
                                             Laurence L. Hickey
                                             Secretary

Date:  September 8, 2006



                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBIT

Exhibit No.

(99.1) Press release issued by Eastman Kodak Company on September 8, 2006 relating to the departure of Durk I. Jager.